SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                  ____________________________________________




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 23, 2007
                                                          --------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

                               1-15157 36-2552989
            ---------------------------------------------------------
            (Commission File Number) (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

Item 2.02. Results of Operations and Financial Conditions
---------------------------------------------------------

On July 23, 2007, the Company issued a press release announcing the Company's second quarter 2007 earnings. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits
--------------------------------------------

(c)  Exhibits

     Exhibit No.                  Description

     99.1                         Press Release dated July 23, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2007

PACTIV CORPORATION


By: /s/ Joseph E. Doyle
    ------------------------------------
      Joseph E. Doyle
      Vice President and General Counsel